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                                                                     EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To ITT Industries, Inc.:

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 27, 1999 included in ITT Industries, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998 and to all references to our firm included in or made a part of this Registration Statement.

                                          Arthur Andersen LLP

Stamford, CT
August 11, 1999